UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2009
(Date of earliest event reported)

MICROS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289

(Address of principal executive offices)      (Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Section 8 - Other Events Item

8.01 Other Events.

In response to a comment letter received from the U.S. Securities & Exchange Commission staff, MICROS Systems, Inc. (the “Company”), reviewed its Form 10-K for the fiscal year ending June 30, 2008, and discovered two typographical errors in Exhibit 23, the consent of its Independent Registered Public Accounting Firm.  As filed, Exhibit 23 acknowledged the consent of the Company’s independent registered public accounting firm to the incorporation by reference in the Company’s various Registration Statements on Form S-8 of its report dated “August 29, 2007” relating to the financial statements and other matters in the Form 10-K.  It should, however, have referred to the report of the Company’s independent registered public accounting firm dated August 28, 2008 contained in the Form 10-K.  In addition, the Registration Statement on Form S-8 No. 333-149111 was inadvertently omitted from the list of Registration Statements.

A corrected Exhibit 23 is attached as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2009	MICROS Systems, Inc.
(Registrant)

	By:	/s/ Gary C. Kaufman
Gary C. Kaufman
Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit 99.1 – Corrected Exhibit 23